Exhibit 4.24

THE SYMBOL “[****]” DENOTES PLACES WHERE PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential

MASTER AGREEMENT WORK ORDER
PROTOCOL # RHB-104-01 (MAP Testing and Other Analysis)

RedHlll Blopharma Limited
21 Ha'arba'a St
Tel-Aviv Israel 64739

Protocol Name: A Phase Ill Randomized, Double Blind, Placebo-controlled, Multicenter, Parallel Group Study to Assess the Efficacy and Safety of Fixed-dose Combination RHB-104 in Subjects with Moderately to Severely Active Crohn's Disease

1)	Contact jnformatlon :
RedHill Blopharma Contact: Patrick Mclean
Quest Diagnostics Project Manager: Mariana Klinger

2)	Work Order Term: Effective Date: 10-Oct-2013 [****]
The term of this work order may be extended an amendment signed by both parties.

3)	The Estimated Central l.aboratorv Budget dated is attached as Attachment #1 and is incorporated herein by reference.

The estimated Study Value is $ [****]

See Exhibit A with the expected budget for the study. The actual cost will be based on the actual work that will be done by Quest during the study based on the cost per item in Exhibit A.

RedHlll has the right to request Quest to change the couriers utilized for the shipment in Exhibit A with other couriers required by RedHill. If such courier is not currently under a subcontract with Quest Diagnostics, then RedHill shall contract with the courier and provide the shipping information to Quest Diagnostics for shipments and RedHill shall be accountable for any such shipments.

4)	Affiliates and Subcontractors: In accordance with the Agreement, the following Quest Diagnostics affiliates and subcontractors shall be utilized for services hereunder:

Affiliate/Subcontractor Name	Service Provided
Quest [****]	Testing and related services
[****]	Testing and related services
[****]	[****]
[****]	[****]

RedHlll Biopharma Limited and Quest Diagnostics Clinical Laboratories, Inc.
Work Order for RHB104-01 (MAP Testing and Other Analysis)

Confidential

5)	Invoices:
Electronic Invoices shall be sent to:	E-mail address: [****]
Attention: [****]
Phone number: [****]
CC: [****]

6)
Fee Increases. Fees for testing performed at a Quest Diagnostics laboratory shall not increase for the term of this work order. After the conclusion of such term, Quest Diagnostics may increase fees for its Services provided hereunder and annually thereafter to offset any increased costs of operations by providing thirty (30) days written notice to the Client. Any such increase shall not exceed the annual inflation rate during the previous twelve-month period ending on the last day of the month immediately preceding the effective date of the increase, as measured (i) [****] and (ii) in the United States, by the increase in the Consumer Price Index for All Urban Consumers (CPI-U): U. S. City Average, Medical care.

6)	For this Work Order only the following language shall apply in support of shipping charges to and from the [****].

The current Work Order budget reflects the total costs for shipping specimens to and from [****] (“[****] Specimen Shipping Charges”) for services provided by [****]. RedHill Biopharma shall pay the [****] Specimen Shipping Charges monthly as invoiced by Quest Diagnostics. Beginning with the April 2014 invoice, Quest Diagnostics will issue RedHill Biopharma a credit (in a separate invoice) in an amount equal to [****] Specimen Shipping Charges that have been invoiced in the prior six (6) months for shipping specimens to and from [****] (“[****]Shipping Credit”). Successive Specimen Shipping Credits shall continue every six (6) months of the duration of the study.

At the conclusion of the study, a final credit will be applied for any remaining months that did not receive the [****] Specimen Shipping Credit.

The fees and services quoted in this Work Order and its attachments and all other terms and conditions for the performance of services for this clinical protocol shall be in accordance with the Clinical Trials Global Master Services Agreement (effective 22-Dec-2012 ) between Quest Diagnostics Clinical Laboratories, Inc. (Quest Diagnostics) and RedHill Biopharma Limited (CLIENT).

RedHlll Biopharma Limited and Quest Diagnostics Clinical Laboratories, Inc.
Work Order for RHB104-01 (MAP Testing and Other Analysis)

Confidential

Attachment #1
Estimated Central Laboratory Budget

RHB10-01(CR)(Bid1
vl2).pdf

Budget Version 12 Dated 14-Oct-2013
 (23 pages incorporated herein)

RedHlll Biopharma Limited and Quest Diagnostics Clinical Laboratories, Inc.
Work Order for RHB104-01 (MAP Testing and Other Analysis)

CONFIDENTIAL

Quest Diagnostics Clinical Trials
Central Laboratory Services Budget

RedHill Biopharma Limited
RHB-104-01 (CR) v12
Version  12
14-Oct-13

Prepared for:	[****]	by:	[****]

Tel:	[****]	Tel:	[****]
		Fax:	[****]
Email:	[****]	Email:	[****]

14-Oct-13

Patrick L. McLean
Product Manager
RedHill Biopharma Limited
21 Ha’arba’a St.
Tel-Aviv Israel 64739

Regarding:	Centralized Clinical Laboratory and Related Support Services for Protocol RHB-104-01 (CR) v12

Dear Patrick :

Thank you for the opportunity to submit a revised budget for your study. This budget includes the following changes.

•	version 12: Updated patients:visits distribution based on info dated 9-October [****]

Quest Diagnostics Clinical Trials has a commitment to peak performance, superior value for our customers, teamwork, innovation and integrity. We look forward to the opportunity to work with you to demonstrate our dedication to these values.

If you have any questions or require further assistance, please feel free to call me.

Yours sincerely,

[****]
Senior Strategic Account Executive
Quest Diagnostics Clinical Trials

RedHill Biopharma Limited	Quote for Services

Assumptions
Protocol: RHB-104-01 (CR) v12

Assumptions:

Global Phase III trial- Israel and US/Canada

RHB-104 therapy requires a diagnostic for infection with Mycobacterium avium paratuberculosis in patients with Crohn’s Disease

3 countries, [****] sites respectively
[****] screened, [****] baseline to visit [****], and [****] respectively
Canada-US region: [****]
Grand total of [****]
Grand total of [****]

We assume Quest Diagnostics to supply each site with [****].

Recommended couriers:
Israel- [****]
Canada - [****]
US- [****]
Quest [****]
Courier mapping- [****]
Sites to [****]
Sites to [****]
Sites to [****]
Sites to [****]
Quest [****]
Courier mapping- [****]
Sites to [****]
Sites [****]
Sites to [****]
Sites to [****]

Transportation budget: Quest Diagnostics does offer a cost-effective solution [****]

Warning: Please note that Quest Diagnostics refuse to do [****].

Inbound budget (shipments from sites to Quest Diagnostics): [****]

Worst case scenario: we assume [****] be revised in accordance to validation data.
PK [****]

HIV Western Blot-[****]

Disclaimer:
[****]

Stored specimen:
For bidding purpose, we assume average storage [****].
Disclaimer: RHB to confirm if QDCT has to include into this budget the fact that [****].

[****] services -
Note that we have included $25 towards handling charges on top of the [****]

Week-end shipments from sites [****]
EWP(extreme weather packaging)- [****].

RedHill Biopharma Limited	Quote for Services

Change In Scope History
Protocol: RHB-104-01 (CR) v12

Category	Updated Study Value	Previous Study Value *	Difference
Laboratory Testing	[****]	[****]	[****]
Supplies	[****]	[****]	[****]
Additional Pass-Through Services	[****]	[****]	[****]
Study Management	[****]	[****]	[****]
Storage & Services	[****]	[****]	[****]
Inbound Transportation	[****]	[****]	[****]
Batched Inbound	[****]	[****]	[****]
Outbound Transportation	[****]	[****]	[****]
Outbound Transportation - Shipping Containers	[****]	[****]	[****]
Estimated Central Laboratory Budget:	[****]	[****]	[****]

* Budget taken from RedHill Biopharma Limited: RHB-104-01 (CR) version 11

RedHill Biopharma Limited	Quote for Services

Budget Summary
Protocol: RHB-104-01 (CR) v12

Study Duration:	[****]	Total Investigators:	[****]
		Total Countries:	[****]
		Total Visits:	[****]
		Total Patient-Visits:	[****]

Estimated Grand Total Amount	[****]
Average Cost Per Patient-Visit	[****]
Average Cost Per Patient	[****]

Budget Summary 1
Sub-Totals	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
	Study Set-up Fees	[****]	[****]	[****]
[****]
Average Cost Per Patient-Visit	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
	Study Set-up Fees	[****]
		[****]	[****]	[****]
Average Cost Per Patient	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
	Study Set-up Fees	[****]
		[****]	[****]	[****]

Detailed Budget Summary
Laboratory Testing	Region	Billing Amount	Conversion Rate	Estimated Total Amount
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]
Supplies	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]
Additional Pass-Through Services	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]
Storage	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]
Study Management	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
	Study Set-up Fees	[****]	[****]	[****]
[****]				[****]
Inbound Transportation	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]
Outbound Transportation	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]
Shipping Container Transportation	Region	[****]	[****]	[****]
	USA, Canada	[****]	[****]	[****]
	Israel	[****]	[****]	[****]
[****]				[****]

RedHill Biopharma Limited	Quote for Services

Detail Summary
Protocol: RHB-104-01 (CR) v12

Laboratory Testing	Region	Time Points	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
Laboratory Testing Total							[****]

Supplies	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
Supplies Total							[****]

Additional Pass-Through Services	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
Additional Pass-Through Services Total							[****]

Storage	Region	Aliquots	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada	[****]	[****]	[****]	[****]	[****]	[****]

Storage	Region	Aliquots	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
[****]	Israel	[****]	[****]	[****]	[****]	[****]	[****]
Storage Total							[****]

Study Management	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Study Set-up Fees		[****]	[****]	[****]	[****]	[****]
[****]	Study Set-up Fees		[****]	[****]	[****]	[****]	[****]
[****]	Study Set-up Fees		[****]	[****]	[****]	[****]	[****]
[****]	Study Set-up Fees		[****]	[****]	[****]	[****]	[****]
Study Management Total							[****]
Inbound Transportation	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
Inbound Transportation Total							[****]
Outbound Transportation	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
Outbound Transportation Total							[****]
Shipping Container Transportation	Region	Unit	Quantity	Billing Currency Unit Price	Billing Amount	Conversion Rate	Estimated Total Amount
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	USA, Canada		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
[****]	Israel		[****]	[****]	[****]	[****]	[****]
Shipping Container Transportation Total							[****]

RedHill Biopharma Limited	Quote for Services

Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category	Name	Screening	Baseline	V2	V3	V4	V5	V6	V7	V8
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category	Name	Screening	Baseline	V2	V3	V4	V5	V6	V7	V8
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

  Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category	Name	Screening	Baseline	V2	V3	V4	V5	V6	V7	V8
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

  Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category		Screening	Baseline	V2	V3	V4	V5	V6	V7	V8
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

  Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category	Name	V9	V10	V11	V12	V13	V14	Biopsy	Sample	Sample	Susceptibility
								Processing	processing	processing	Testing
								([****])	– [****] tubes	– [****] tubes	([****])
									([****])	([****])
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

  Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category	Name	V9	V10	V11	V12	V13	V14	Biopsy	Sample	Sample	Susceptibility
								Processing	processing	processing	Testing
								([****])	– [****] tubes	– [****] tubes	([****])
									([****])	([****])
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

  Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category	Name	V9	V10	V11	V12	V13	V14	Biopsy	Sample	Sample	Susceptibility
								Processing	processing	processing	Testing
								([****])	– [****] tubes	– [****] tubes	([****])
									([****])	([****])
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

  Test Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Category		V9	V10	V11	V12	V13	V14	Biopsy	Sample	Sample	Susceptibility
								Processing	processing	processing	Testing
								([****])	– [****] tubes	– [****] tubes	([****])
									([****])	([****])
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

Patient Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Country	Sites	Screening	Baseline	V2	V3	V4	V5	V6	V7	V8	V9	V10	V11	V12
Calculated Totals:	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Canada(Toronto)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
United States(New York)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Israel(Tel Aviv)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

Patient Visit Schedule
All Locations
Protocol: RHB-104-01 (CR) v12

Country	Sites	V13	V14	Biopsy	Sample	Sample	Susceptibility
				Processing	processing	processing	Testing
				([****])	– [****] tubes	– [****] tubes	([****])
					([****])	([****])
Calculated Totals:	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Canada(Toronto)	[****]	[****]	[****]	[****]	[****]	[****]	[****]
United States(New York)	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Israel(Tel Aviv)	[****]	[****]	[****]	[****]	[****]	[****]	[****]

RedHill Biopharma Limited	Quote for Services

End Notes
Protocol: RHB-104-01 (CR) v12

Global Summary
1	See Study Specific Assumptions and Pricing Model, herein. Budget excludes any “TBD” (To Be Determined) items.
Global Summary - Laboratory Testing (LT)
1LT	Quoted fees reflect Quest Diagnostics Clinical Trials’ Year 2011 Fee Schedule.
2LT
Referral test to be performed by UCF. Fee includes the referral laboratory charge plus a referral fee for sample handling, data entry and result reporting. Any fee increase imposed by the Referral laboratory will be passed on to Client.

3LT	Fees quoted for testing services performed are exclusive of any applicable added Taxes (including Value Added Tax (VAT)).
4LT
The sample testing fees include the receipt of samples into a Quest Diagnostics-owned, affiliate or alliance partner laboratory, the direct costs associated with the laboratory testing of the samples, retention of the unused samples for a maximum of fourteen (14) days, laboratory quality control and global standardisation of equipment, processes, controls and calibrators.

5LT
The sample testing fees also include the distribution of interim result reports (per patient visit) and final result reports to Investigator(s) and/or Clients/CROs as applicable and agreed in the Central Laboratory Worksheet.  Any final result reports issued in hard copy will be sent via standard postal service or (within the continental United States only) Quest Diagnostics-US proprietary courier.

6LT
It is Quest Diagnostics Clinical Trials' (Quest) experience that  investigator sites experience significant challenges producing a peripheral blood smear ( PBS )  of sufficient quality for an appropriate hematology laboratory PBS review. Therefore, it is standard Quest practice to not provide glass slides and to not require the sites to make PBS slides . The performance by Quest of a routine safety CBC analysis (hematology) does involve the occasional review of PBS slides for the white blood cell morphology and differential, red blood cell morphology and platelet evaluation if the instrument or the SOP flags the specimen for a PBS slide review. The PBS slide can be appropriately created and reviewed in the majority of cases by the laboratory from the submitted CBC sample if a review is required.

7LT
If the protocol requires a PBS slide review then glass microscope slides will be provided to the site(s) for each appropriate visit so that the site can create and provide a PBS to the central laboratory. Protocols where in our experience peripheral blood smears are recommended include significant hematological/bone marrow abnormalities (white or red cell, platelet abnormalities), leukaemia's, HIV clinical trials, sepsis, or other severe illnesses that would be impacting the hematological system. Our scientific affairs and medical affairs teams are available to further discuss the needs of your protocol regarding any requirements for PBS creation by the site or by the laboratory and PBS slide review by the Quest laboratory. Please could you confirm if this protocol requires a peripheral blood smear review or if subjects in this study are expected  to have hematological abnormalities where we would recommend the preparation of peripheral blood smears at the investigator site.

8LT
CBC and Peripheral blood smear pricing are based on assumptions received at the point of preparing this quotation.  Quest Diagnostics reserves the right to adjust these pertinent to further discussion with the customer.

Global Summary - Supplies (SL)
*
The Supplies total for shipping containers is based on one separate shipment for each patient visit and reflects a “worst case scenario.”  Shipper container costs may be dramatically reduced when sites batch specimens prior to shipment to the laboratory.

1SL	Quest Diagnostics Clinical Trials will determine the price for a 40+ Visit Specific Kit(VSP) once all tubes and details of kit components have been finalized with the sponsor.
Global Summary - Supplies (ST)
1ST	The “In” fee includes receipt, preparation, storage and entry of specimens into Quest Diagnostics Clinical Trials storage facility and computer system.
2ST	The “Monthly Maintenance” fee includes inventory, storage, temperature monitoring and continuous security coverage at Quest Diagnostics Clinical Trials storage facility.
3ST
The “Pull” fee includes the removal of requested specimens from storage, sorting of specimens prior to shipment (in a manner requested by client, e.g. - by patient, by visit) and the generation of a manifest.

Global Summary - Study Management (SM)
1SM
The Study Management set-up fees quoted include provision for our standard toxicity and exclusions flagging; and cumulative data transmissions sent weekly via email zip file or SFTP or portals in our standard data file format. The fees do not include any set-up related to storage samples, new testing method set-up's, algorithms, microbiology testing or referral lab data entry. If client requires Quest to add any of these elements or set up additional flagging options and use data files which differ to our standard format, we reserve the right to adjust our set-up fees accordingly.

2SM
The Project Management Study Set-Up fee includes an internal review of the protocol in conjunction with the client's study team and formulation of an agreed Central Laboratory Worksheet signed off by Client and Quest, which lays out detailed specifications for the set-up and management of the study. Quest will design study documents, which include Investigator Manuals in the languages specified in the budget, a Lab Requirement Summary and pictogram, and study specific test Requistion forms in accordance with these specifications, as part of this fee. The design of visit specific specimen collection kits and set-up of Investigator site information is included as part of Project Management set-up.

3SM
The fee Per Visit for Project Management covers ongoing Project Management support, 24/7 investigator assistance/support by Quest Diagnostics CRC Support Team, including the use of toll-free phone lines.  Auto faxing of supply expiry details and inclusion of alerts and delta flagging are also covered by this fee.

4SM
The fee Per Visit for Data Management covers ongoing Data Management support, maintenance of the results database and the actioning and documentation of all necessary data revisions and data transfers up to once per week.

5SM
The fee Per Visit for Logistics covers the expertise and management of the ongoing study logistics, shipment tracking, processing and auditing of courier invoices and the performance management of the courier companies.

6SM
Quest Diagnostics proprietary software Result/ViewTM – web-based version shall be included for the two users per study at no additional charge, more than two users will be charged. This includes training and support by telephone.

7SM
Quest Diagnostics Clinical Trials will charge a per work order fee associated with each pull order. The purpose of this is to maximize the batching of samples whenever they are pulled for regular or ad hoc shipments from sample storage in order to create operational efficiency.

Global Summary - Inbound Transportation (IT)
**
The Inbound Transportation total is representative of individual patient specimen shipments and reflects a “worst case scenario”.  Transportation totals may be dramatically reduced when sites batch specimens prior to shipment to the laboratory.

1IT
The inbound specimen transportation fees are based on typical volumetric weight, and vary by city.  Quest Diagnostics Clinical Trials will bill client actual transport costs, per the invoice of the transport company. Any change to the fee imposed by the courier will be passed on to client. Additional charges for secondary cities, holidays and weekend service may apply.

2IT
The USD ($) Inbound Diagnostic Transportation fees quoted are based on an estimated exchange rate of £1 GBP = $ 1.6022. However, all Inbound Diagnostic Transportation will be billed at the actual £GBP to USD ($) rate ruling in the applicable month as published by UK Customs and Excise. Thus the Inbound Transportation fees may vary from those quoted in this budget in any given month depending on what the actual exchange rate is.

3IT
The Logistics estimates included represent our best recommendations based on recent experience.  We welcome the opportunity to discuss carrier performance and recommendations since the decision on courier selection ultimately resides with the sponsor.

Global Summary - Outbound Transportation (OT)
1OT
Initial Supply Shipments: Initial shipments will be distributed within ten (10) working days from Client’s approval of the (a) requisition form, (b) Investigator Manual, and (c) receipt of Client’s final Investigator list. Quest Diagnostics’ must also receive Client’s approval of Quest Diagnostics’ verification report (without changes) at least 2 days prior to shipment.

2OT	Please note that Quest Diagnostics Clinical Trials does charge an additional fee for expedited/priority starter pack shipments.
3OT
Shipment of Re-supplies: Re-supply orders will be distributed within five (5) working days of Quest Diagnostics’ receipt of the Request for Supplies form from the Investigator or Client. Any re-supply orders containing special supplies shall be shipped upon supply availability and may require more than a five (5) working day turnaround.

4OT
Quest Diagnostics will use commercially-reasonable efforts to provide re-supply orders with less than five (5) working-days prior notification from Client or the Investigator (“STAT re-orders”).  However, Client will be responsible for all additional labor and transportation charges associated with STAT re-orders.

5OT
The Outbound transportation fees are based on typical volumetric weight.  Quest Diagnostics Clinical Trials will bill client actual transport costs per the invoice of the transport company.  Any change to the fee imposed by the courier will be passed on to client.  Priority shipments, e.g. next-day air are additional.  Fees for outbound supply shipments do not include any imposed tariffs.

6OT
The USD ($) Outbound transportation fees quoted are based on an estimated exchange rate of £1 GBP = $ 1.6022. However, all Outbound Transportation will be billed at the actual £GBP to USD ($) rate ruling in the applicable month as published by UK Customs and Excise. Thus the actual Outbound Transportation fees may vary from those quoted in this budget in any given month depending on what the actual exchange rate is.

7OT
The Logistics estimates included represent our best recommendations based on recent experience.  We welcome the opportunity to discuss carrier performance and recommendations since the decision on courier selection ultimately resides with the sponsor.

Confidential

Attachment #2
Global Central Laboratory Worksheet

The Global Central Laboratory Worksheet describes the nature, scope and timelines for Services being specifically performed for a Study. The Global Central Laboratory Worksheet ("CLW") is not attached to this Work Order. Quest Diagnostics will prepare and obtain Client's approval of this document. Upon Client's signature of the CLW and any changes of scope, it will become a part of this Work Order.

RedHlll Biopharma Limited and Quest Diagnostics Clinical Laboratories, Inc.
Work Order for RHB104-01 (MAP Testing and Other Analysis)